EXHIBIT 23

                      CONSENT OF INDEPENDENT AUDITOR

    We consent to the incorporation by reference in Form 10-QSB of Environmental Plasma Arc Technologies, Inc. of our report for the period ended March 31, 1995.

                               SHELLEY & COMPANY, CPA

                               /s/ Shelley & Company
                                ----------------------

Salt Lake City, Utah
December 21, 1996